UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2022
FORUM ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10344 Sam Houston Park Drive	Suite 300	Houston	TX	77064
(Address of Principal Executive Offices)				(Zip Code)
(Address of principal executive offices and zip code)

281	949-2500
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FET	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described under Item 5.07 below, on May 10,2022, stockholders approved the First Amendment to the Company’s Second Amended and Restated 2016 Stock and Incentive Plan (the “2016 Plan”). The First Amendment increases the number of shares that may be granted under the 2016 Plan by 400,000 shares and revises the limitations on individual awards that my be granted under the 2016 Plan.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2022 Annual Meeting was held on May 10, 2022. Matters voted on at the 2022 Annual Meeting and the results thereof were as follows:
1.Election of Directors. The following individuals were elected as Class I directors to the Company's Board of Directors for a term of three years, each to serve until the annual meeting of stockholders in 2025 or until their successors are duly elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
C. Christopher Gaut	1,832,995	117,378	2,265,250
Louis A. Raspino Jr.	1,919,475	30,898	2,265,250
Dr. Emily Reichert, Ph.D.	1,945,143	5,230	2,265,250
2.Approval of Executive Compensation. Stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s name executive officers:

Votes Cast
For	1,853,425
Against	96,815
Abstentions	132
Broker Non-Votes	2,265,250
3.Approval of an amendment to the Company's Second Amended and Restated 2016 Stock and Incentive Plan. Stockholders approved the amendment to the Company's Second Amended and Restated 2016 Stock and Incentive Plan:

Votes Cast
For	1,898,607
Against	51,598
Abstentions	167
Broker Non-Votes	2,265,250
4.Ratification of Auditors. Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022:

Votes Cast
For	4,208,370
Against	6,982
Abstentions	271
Broker Non-Votes	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2022	FORUM ENERGY TECHNOLOGIES, INC.
/s/ John C. Ivascu
John C. Ivascu
Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary